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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15 (d) of the
                         Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):                March 10, 1999
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                                BRIGHTPOINT, INC.
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             (Exact name of registrant as specified in its charter)


    Delaware                   0-23494                     35-1778566
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(State or other             (Commission               (IRS Employer
jurisdiction of             File Number)              Identification No.)
incorporation)


6402 Corporate Drive, Indianapolis, Indiana 46278
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(Address of principal executive offices)    (zip code)


Registrant's telephone number, including area code (317) 297-6100
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(Former name or former address, if changed since the last report)



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Item 5.  Other Events.

On March 10, 1999 Brightpoint, Inc. issued a press release announcing that, due to recent developments, it anticipated that its revenue and net income for the quarter ending March 31, 1999 and for the year ending December 31, 1999 will fall below expectations. The information contained in such press release is incorporated herein by reference to the copy of the press release filed as
Exhibit 99.1 to this report on Form 8-K.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)-(b) Not Applicable

(c)     Exhibits.

        99.1 Brightpoint, Inc. Press Release dated March 10, 1999.

        99.2 Cautionary Statements.











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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                          BRIGHTPOINT, INC.



                                          By /s/ Steven E. Fivel
                                            -----------------------------------
                                            Steven E. Fivel, Executive Vice-
                                            President and General Counsel


Dated:  March 24, 1999